EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C., §1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of ITS Network, Inc. (the "Company") for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned President, and the Executive Vice President and principal financial and accounting officer of the Company, hereby certify, pursuant to 18 U.S.C., §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of ITS Network, Inc.

Date: August 16, 2004	By:	/s/ Gustavo Gomez
Gustavo Gomez
President

Date: August 16, 2004	By:	/s/ Herman de Haas
Herman de Haas
Executive Vice President and principal financial and accounting officer